UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 1, 2022
ORIGIN BANCORP, INC.
(Exact name of Registrant as specified in its charter)

Louisiana	001-38487	72-1192928
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

500 South Service Road East
Ruston, LA 71270

(Address of principal executive offices including zip code)
(318) 255-2222

(Registrant's telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $5.00 per share	OBNK	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On August 1, 2022, Origin Bancorp, Inc., (the “Company”), a Louisiana corporation and the registered bank holding company of Origin Bank, filed with the Securities and Exchange Commission (“SEC”) a Current Report on Form 8-K to report under Item 2.01 that the Company had completed its previously-announced merger (the “Merger”) with BT Holdings, Inc., (“BTH”), a Texas corporation and the registered bank holding company of BTH Bank, N.A (“BTH Bank”) pursuant to the previously announced Agreement and Plan of Merger by and between the Company and BTH, dated as of February 23, 2022, (the “Merger Agreement”). In accordance with the terms of the Merger Agreement, at the effective time, BTH was merged with and into the Company, with the Company surviving the merger (the “Merger”) and BTH Bank becoming a wholly owned subsidiary of the Company.
This Amendment No. 1 amends the Company’s Current Report on Form 8-K filed on August 1, 2022, to include the financial statements and unaudited pro forma combined financial information referred to in Item 9.01(a) and (b) below relating to the Merger.
Cautionary Note Regarding Forward-Looking Statements
Statements in this Amendment No. 1 to the Current Report on Form 8-K, including the pro forma combined financial information attached hereto, contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined financial information is based on preliminary estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements. Certain factors that could cause actual results to differ materially from the Company’s expectations include the risks detailed under “Item 1A. Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, and in the other documents the Company files with the SEC. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance.

ITEM 9.01	Financial Statements and Exhibits
(a)    Financial Statements of Businesses Acquired.
    The audited consolidated financial statements of BTH and its subsidiaries as of and for the years ended December 31, 2021 and 2020, and the notes related thereto, included in Amendment No.2 to the Company's Registration Statement on Form S-4 (333-264279) filed with the SEC on May 3, 2022, and declared effective on May 5, 2022, (the “Registration Statement”) are incorporated herein by reference as Exhibit 99.1 to this Form 8-K/A.
The unaudited consolidated financial statements of BTH and its subsidiaries as of June 30, 2022, and for the three and six months ended June 30, 2022 and 2021, and the notes related thereto, are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.
(b)    Pro Forma Financial Information.
    The unaudited pro forma combined consolidated financial information of the Company and BTH, including (a) the unaudited pro forma combined consolidated statements of income of the Company and BTH for the six months ended June 30, 2022, and for the year ended December 31, 2021, in each case giving effect to the Merger as if it had occurred on January 1, 2021, and (b) the unaudited pro forma combined consolidated balance sheet of the Company and BTH as of June 30, 2022, giving effect to the Merger as if it had occurred on June 30, 2022, are filed as Exhibit 99.3 and Exhibit 99.4 to this Form 8-K/A and incorporated herein by reference.

(d)	Exhibits
2.1
Agreement and Plan of Merger, dated February 23, 2022, by and between Origin Bancorp, Inc. and BT Holdings, Inc. (incorporated herein by reference to Exhibit 2.1 to Origin Bancorp, Inc.’s Current Report on Form 8-K filed on February 24, 2022).

23*	Consent of Henry & Peters, P.C.
99.1
Audited consolidated financial statements of BT Holdings Inc. as of and for the years ended December 31, 2021 and 2020, and the notes related thereto (incorporated by reference to Amendment No. 2 to Origin Bancorp, Inc.'s Registration Statement on Form S-4 filed with the SEC on May 3, 2022).

99.2*	Unaudited consolidated financial statements of BT Holdings, Inc. as of June 30, 2022, and for the three and six months ended June 30, 2022 and 2021, and the notes related thereto.
99.3
Unaudited pro forma combined consolidated financial information of Origin Bancorp, Inc. and BT Holdings, Inc. as of and for the year ended December 31, 2021, and the notes related thereto (incorporated by reference to Amendment No. 2 to Origin Bancorp, Inc.'s Registration Statement on Form S-4 filed with the SEC on May 3, 2022).

99.4*	Unaudited pro forma combined consolidated financial information of Origin Bancorp, Inc. and BT Holdings, Inc. as of and for the six months ended June 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*	Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 23, 2022	ORIGIN BANCORP, INC.

By: /s/ William J. Wallace, IV
William J. Wallace, IV
Chief Financial Officer